                                  0 CPR A1 Bond Cashflows

          Date           Balance            Principal           Interest           Total Cash
    1    8/15/00        183,567,363.54           632,636.46      1,136,667.50         1,769,303.96
    2    9/15/00        182,930,313.40           637,050.15      1,132,763.61         1,769,813.75
    3   10/15/00        182,080,538.80           849,774.60      1,128,832.48         1,978,607.07
    4   11/15/00        181,433,070.86           647,467.94      1,123,588.66         1,771,056.60
    5   12/15/00        180,573,091.70           859,979.17      1,119,593.24         1,979,572.41
    6    1/15/01        179,915,060.47           658,031.23      1,114,286.45         1,772,317.68
    7    2/15/01        179,252,436.48           662,623.99      1,110,225.85         1,772,849.84
    8    3/15/01        177,962,448.99         1,289,987.48      1,106,136.91         2,396,124.39
    9    4/15/01        177,286,065.95           676,383.05      1,098,176.61         1,774,559.66
   10    5/15/01        176,369,021.53           917,044.42      1,094,002.77         2,011,047.18
   11    6/15/01        175,662,653.17           706,368.36      1,088,343.84         1,794,712.19
   12    7/15/01        174,734,542.00           928,111.18      1,083,984.96         2,012,096.13
   13    8/15/01        174,016,715.81           717,826.18      1,078,257.74         1,796,083.92
   14    9/15/01        173,293,875.52           722,840.30      1,073,828.15         1,796,668.45
   15   10/15/01        172,349,628.87           944,246.65      1,069,367.62         2,013,614.27
   16   11/15/01        171,615,100.87           734,528.00      1,063,540.83         1,798,068.83
   17   12/15/01        170,659,407.80           955,693.07      1,059,008.18         2,014,701.26
   18    1/15/02        169,913,028.81           746,378.98      1,053,110.76         1,799,489.75
   19    2/15/02        169,161,434.27           751,594.54      1,048,504.98         1,800,099.52
   20    3/15/02        167,757,895.50         1,403,538.77      1,043,867.02         2,447,405.79
   21    4/15/02        166,991,116.24           766,779.26      1,035,206.01         1,801,985.27
   22    5/15/02        166,003,848.59           987,267.65      1,030,474.35         2,017,742.00
   23    6/15/02        165,224,767.06           779,081.54      1,024,382.08         1,803,463.62
   24    7/15/02        164,225,451.39           999,315.66      1,019,574.50         2,018,890.16
   25    8/15/02        163,433,895.64           791,555.75      1,013,407.89         1,804,963.64
   26    9/15/02        162,636,804.95           797,090.69      1,008,523.33         1,805,614.02
   27   10/15/02        161,619,848.90         1,016,956.05      1,003,604.62         2,020,560.67
   28   11/15/02        160,810,032.49           809,816.41        997,329.15         1,807,145.56
   29   12/15/02        159,780,613.80         1,029,418.69        992,331.91         2,021,750.60
   30    1/15/03        158,957,893.78           822,720.02        985,979.54         1,808,699.56
   31    2/15/03        158,129,418.80           828,474.97        980,902.67         1,809,377.64
   32    3/15/03        156,654,874.85         1,474,543.96        975,790.29         2,450,334.24
   33    4/15/03        155,810,170.75           844,704.10        966,691.12         1,811,395.22
   34    5/15/03        154,746,596.32         1,063,574.43        961,478.60         2,025,053.03
   35    6/15/03        153,888,500.21           858,096.10        954,915.45         1,813,011.56
   36    7/15/03        152,811,810.94         1,076,689.27        949,620.29         2,026,309.56
   37    8/15/03        151,940,135.57           871,675.38        942,976.22         1,814,651.59
   38    9/15/03        151,062,358.98           877,776.59        937,597.25         1,815,373.84
   39   10/15/03        149,966,393.14         1,095,965.84        932,180.64         2,028,146.48
   40   11/15/03        149,074,762.24           891,630.90        925,417.62         1,817,048.52
   41   12/15/03        147,965,228.89         1,109,533.35        919,915.51         2,029,448.86
   42    1/15/04        147,059,549.91           905,678.98        913,068.77         1,818,747.75
   43    2/15/04        146,147,529.50           912,020.41        907,479.97         1,819,500.39
   44    3/15/04        144,806,927.75         1,340,601.74        901,852.05         2,242,453.79
   45    4/15/04        143,879,058.46           927,869.29        893,579.42         1,821,448.71
   46    5/15/04        142,734,040.51         1,145,017.94        887,853.69         2,032,871.63
   47    6/15/04        141,791,616.00           942,424.52        880,787.98         1,823,212.49
   48    7/15/04        140,632,344.36         1,159,271.64        874,972.43         2,034,244.07
   49    8/15/04        139,675,160.97           957,183.39        867,818.76         1,825,002.15
   50    9/15/04        138,711,271.91           963,889.06        861,912.14         1,825,801.20
   51   10/15/04        137,530,977.07         1,180,294.84        855,964.14         2,036,258.98
   52   11/15/04        136,552,028.99           978,948.08        848,680.74         1,827,628.82
   53   12/15/04        135,356,987.16         1,195,041.82        842,639.81         2,037,681.64
   54    1/15/05        134,362,769.32           994,217.85        835,265.41         1,829,483.26
   55    2/15/05        133,361,584.01         1,001,185.30        829,130.26         1,830,315.56
   56    3/15/05        131,727,523.18         1,634,060.84        822,952.11         2,457,012.94
   57    4/15/05        130,707,761.00         1,019,762.18        812,868.59         1,832,630.77
   58    5/15/05        126,113,614.74         4,594,146.26        806,575.81         5,400,722.07
   59    6/15/05        124,978,632.06         1,134,982.68        778,226.10         1,913,208.78
   60    7/15/05        123,628,979.91         1,349,652.15        771,222.31         2,120,874.46
   61    8/15/05        122,476,658.91         1,152,321.00        762,893.83         1,915,214.83
   62    9/15/05        121,316,316.47         1,160,342.44        755,783.05         1,916,125.49
   63   10/15/05        119,941,773.69         1,374,542.77        748,622.77         2,123,165.54
   64   11/15/05        118,763,740.22         1,178,033.47        740,140.70         1,918,174.16
   65   12/15/05        117,371,837.13         1,391,903.10        732,871.25         2,124,774.34
   66    1/15/06        116,175,866.38         1,195,970.74        724,282.04         1,920,252.79
   67    2/15/06        114,971,567.62         1,204,298.76        716,901.91         1,921,200.67
   68    3/15/06        113,143,891.79         1,827,675.83        709,470.38         2,537,146.21
   69    4/15/06        111,918,348.29         1,225,543.50        698,192.10         1,923,735.60
   70    5/15/06        110,479,838.15         1,438,510.14        690,629.47         2,129,139.61
   71    6/15/06        109,235,695.25         1,244,142.90        681,752.67         1,925,895.57
   72    7/15/06         96,228,754.58        13,006,940.68        674,075.27        13,681,015.95
   73    8/15/06         94,975,379.09         1,253,375.49        593,811.61         1,847,187.10
   74    9/15/06         93,713,274.62         1,262,104.47        586,077.24         1,848,181.70
   75   10/15/06         92,241,865.09         1,471,409.53        578,289.00         2,049,698.53
   76   11/15/06         90,960,680.16         1,281,184.93        569,209.18         1,850,394.10
   77   12/15/06         89,470,546.50         1,490,133.66        561,303.20         2,051,436.86
   78    1/15/07         88,170,015.46         1,300,531.05        552,107.83         1,852,638.88
   79    2/15/07         86,860,424.14         1,309,591.31        544,082.47         1,853,673.78
   80    3/15/07         84,943,812.34         1,916,611.80        536,001.20         2,452,613.00
   81    4/15/07         83,611,620.15         1,332,192.19        524,174.11         1,856,366.30
   82    5/15/07         82,071,446.41         1,540,173.74        515,953.37         2,056,127.12
   83    6/15/07         80,719,197.18         1,352,249.22        506,449.22         1,858,698.44
   84    7/15/07         79,159,341.55         1,559,855.63        498,104.71         2,057,960.34
   85    8/15/07         77,786,755.96         1,372,585.59        488,479.10         1,861,064.69
   86    9/15/07         76,404,603.13         1,382,152.83        480,009.11         1,862,161.93
   87   10/15/07         74,815,398.76         1,589,204.38        471,480.07         2,060,684.45
   88   11/15/07         73,412,493.26         1,402,905.49        461,673.36         1,864,578.85
   89   12/15/07         71,802,924.58         1,609,568.68        453,016.26         2,062,584.94
   90    1/15/08         70,378,977.35         1,423,947.23        443,083.88         1,867,031.11
   91    2/15/08         62,340,276.02         8,038,701.34        434,296.94         8,472,998.28
   92    3/15/08         60,515,173.43         1,825,102.59        384,691.45         2,209,794.04
   93    4/15/08         59,069,443.91         1,445,729.52        373,429.05         1,819,158.57
   94    5/15/08         46,049,008.90        13,020,435.00        364,507.69        13,384,942.69
   95    6/15/08          1,575,153.49        44,473,855.42        284,160.76        44,758,016.18
   96    7/15/08                     -         1,575,153.49          9,720.01         1,584,873.50

      Totals                                 184,200,000.00     78,426,963.90       262,626,963.90

   YIELD TABLE COLUMN        SCENARIO
            1                0CPR, Base Case
            2                All Loans > 70LTV, Extended 3 Years

[LOGO]              PRICE / YIELD Table for Class 00C1ML2-A1

Wed Jul 26 2000 @ 13:38:02                                               Page: 1

Par Amount:       $184,200,000
Coupon:                 7.4050
Factor Date:           7/15/00
Settlement Date:       8/ 3/00

                Prepayments          0.0CPR          0.0CPR
                 Extensions           0 mos             @EX
         Mature Balloon Ext      0 ORIG BAL      0 ORIG BAL
               Foreclosures    00C1ML2 C...    00C1ML2 C...
                   Severity         35.0000         35.0000
          SERV ADV (YES/NO)             YES             YES
               SERV ADV PCT        100.0000        100.0000
                30 YEAR CMT          5.8100          5.8100
                10 YEAR CMT          6.0400          6.0400
                 OTHER RATE          0.0000          0.0000
            PCT PENALTY ADV        100.0000        100.0000
                 2 YEAR CMT          6.3500          6.3500
                 3 YEAR CMT          6.2800          6.2800
                 1 YEAR CMT          6.0600          6.0600
                 5 YEAR CMT          6.1700          6.1700
          Months To Recover              12              12
     Use Balloon Loss Logic             YES             YES
      Call Remic Collateral              NO              NO
Allow Recovery Past Balloon              NO              NO
          Use Reserve Logic             YES             YES
        Treat YM As Lockout             YES             YES

               Average Life          5.7yrs         5.75yrs
           Principal Window     08/00-07/08     08/00-10/08

                      99-00           7.732           7.730
                      99-04           7.703           7.702
                      99-08           7.674           7.673
                      99-12           7.645           7.644
                      99-16           7.616           7.615
                      99-20           7.587           7.587
                      99-24           7.559           7.558
                      99-28           7.530           7.530
                     100-00           7.501           7.501
                     100-04           7.473           7.473
                     100-08           7.444           7.445
                     100-12           7.416           7.416
                     100-16           7.387           7.388
                     100-20           7.359           7.360
                     100-24           7.331           7.332
                     100-28           7.302           7.304
                     101-00           7.274           7.276

Extensions @Models

              @EX
HIGHLTV     36 mos
$ALL         0 mos
LOWLTV       0 mos

As Of '                                                  00C1ML2 96% Level 4% 100% Misc.
              AVG    MIN     MAX               PSA  CPR   Curr. Bal. : 0 Orig. Bal. : 1,111,999,815 Avg. Factor : 0.99422
  Net WAC:   8.164  6.590   9.860       1 Mo   N/A  N/A
Gross WAC:   8.229  6.660   9.930       3 Mo   N/A  N/A
      WAM:  114 mo  58 mo  290 mo      12 Mo   N/A  N/A     PSA  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A
     WALA:    8 mo   1 mo   29 mo     To Date  N/A  N/A     CPR  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2000

YIELD
TABLE                                                                                           TOTAL DEFAULTED      TOTAL LOSS
COLUMN  SCENARIO                                                                                  (PERIOD 61)        (PERIOD 79)
  1     0CPR, Base Case                                                                         $             -   $             -
  2     All Loans < 1.25, defaulted (100CDR) after 5 years, 18 month lag, 30 percent severity   $230,186,946.00   $ 69,056,084.00
  3     All Loans < 1.25, defaulted (100CDR) after 5 years, 18 month lag, 50 percent severity   $230,186,946.00   $115,093,473.00
  4     All Loans < 1.25, defaulted (100CDR) after 5 years, 18 month lag, 70 percent severity   $230,186,946.00   $161,130,862.20

[LOGO]              PRICE / YIELD Table for Class 00C1ML-A1

Wed Jul 26 2000 @ 12:36:22                                               Page: 1

Par Amount:       $184,200,000
Coupon:                 7.4050
Factor Date:           7/15/00
Settlement Date:       8/ 3/00

                Prepayments       0.0CPR       0.0CPR       0.0CPR       0.0CPR
                 Extensions        0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures   00C1ML CDR        @CDR1        @CDR2        @CDR3
                   Severity      35.0000      30.0000      50.0000      70.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.8100       5.8100       5.8100       5.8100
                10 YEAR CMT       6.0400       6.0400       6.0400       6.0400
                 OTHER RATE       0.0000       0.0000       0.0000       0.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       6.3500       6.3500       6.3500       6.3500
                 3 YEAR CMT       6.2800       6.2800       6.2800       6.2800
                 1 YEAR CMT       6.0600       6.0600       6.0600       6.0600
                 5 YEAR CMT       6.1700       6.1700       6.1700       6.1700
          Months To Recover           12           18           18           18
     Use Balloon Loss Logic          YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES
        Treat YM As Lockout          YES          YES          YES          YES

               Average Life       5.7yrs      5.17yrs      5.17yrs      5.26yrs
           Principal Window  08/00-07/08  08/00-02/07  08/00-02/07  08/00-04/08

                      99-00        7.732        7.747        7.747        7.745
                      99-04        7.703        7.716        7.716        7.714
                      99-08        7.674        7.685        7.685        7.683
                      99-12        7.645        7.654        7.654        7.653
                      99-16        7.616        7.623        7.623        7.622
                      99-20        7.587        7.592        7.592        7.591
                      99-24        7.559        7.561        7.561        7.561
                      99-28        7.530        7.531        7.531        7.530
                     100-00        7.501        7.500        7.500        7.500
                     100-04        7.473        7.469        7.469        7.470
                     100-08        7.444        7.438        7.438        7.439
                     100-12        7.416        7.408        7.408        7.409
                     100-16        7.387        7.377        7.377        7.379
                     100-20        7.359        7.347        7.347        7.349
                     100-24        7.331        7.316        7.316        7.319
                     100-28        7.302        7.286        7.286        7.289
                     101-00        7.274        7.256        7.256        7.259


                Foreclosures @Models

                     100@CDR1       100@CDR2       100@CDR3
$ALL                  0.00TOT        0.00TOT        0.00TOT
HIGHDSCR00c1ml   HIGHDS00c1ml   HIGHDS00c1ml         HIGHDS
LOWDSCR00c1ml   LOWDSC 00c1ml  LOWDSC 00c1ml         LOWDSC

As Of '                                                  00C1ML2 96% Level 4% 100% Misc.
              AVG    MIN     MAX               PSA  CPR   Curr. Bal. : 0 Orig. Bal. : 1,111,999,815 Avg. Factor : 0.99422
  Net WAC:   8.164  6.590   9.860       1 Mo   N/A  N/A
Gross WAC:   8.229  6.660   9.930       3 Mo   N/A  N/A
      WAM:  114 mo  58 mo  290 mo      12 Mo   N/A  N/A     PSA  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A
     WALA:    8 mo   1 mo   29 mo     To Date  N/A  N/A     CPR  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A  N/A

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2000